Exhibit 6

CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

    Wescast Industries, Inc. (the "Company") is filing its annual report on Form 40-F for the fiscal year ended December 28, 2003 (the "Report") with the United States Securities and Exchange Commission.

    I, Edward G. Frackowiak, Executive Chairman and Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 3, 2004
/s/ Edward G. Frackowiak
Name: Edward G. Frackowiak
Title: Executive Chairman and Interim Chief
Executive Officer

CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

    Wescast Industries, Inc. (the "Company") is filing its annual report on Form 40-F for the fiscal year ended December 28, 2003 (the "Report") with the United States Securities and Exchange Commission.

    I, Gordon E. Currie, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 3, 2004
/s/ Gordon E. Currie
Name: Gordon E. Currie
Title: Vice-President and Chief Financial Officer